Exhibit 10.12

Patent Authorization

Patent Authorization

I am Yang Hengfei (ID No.: 211022198007056571) and hereby authorizes the drive wheel (2) (patent No.: ZL2020304814113) to Shanghai Qige Power Technology Co., Ltd. for free use. The use period is the date of termination of the cooperation between the authorized person and the authorized person. The authorized person shall not be used for other profit activities in violation of the law. If the authorized person violates the above provisions, he shall bear the corresponding legal liabilities.

Authorized by: Yang Hengfei

Authorized person: Shanghai Qige Power Technology Co., LTD.

Authorization date: June 30,2021

Patent Authorization

Patent Authorization

Yang Hengfei (ID No.: 211022198007056571) hereby authorizes the DC brushless motor (patent No: ZL2020209729056) to Shanghai Qige Power Technology Co., Ltd. for free use. The use period is the date of termination of the cooperation between the authorized person and the authorized person. The authorized person shall not be used for other profit activities in violation of the law. If the authorized person violates the above provisions, he shall bear the corresponding legal liabilities.

Authorized by: Yang Hengfei

Authorized person: Shanghai Qige Power Technology Co., LTD

Authorization date: January 29,2021

Patent Authorization

Patent Authorization

I am Yang Hengfei (ID No.: 211022198007056571) and hereby authorizes the forklift drive wheel (patent No.: ZL2020209728509) to Shanghai Qige Power Technology Co., Ltd. for free use. The use period is the date of termination of the cooperation between the authorized person and the authorized person.on commission.The person shall not be used for other profit activities in violation of the law. If the authorized person violates the above provisions, he shall bear the corresponding legal liabilities.

Authorized by: Yang Hengfei

Authorized person: Shanghai Qige Power Technology Co., LTD

Authorization date: January 13,2021

Patent Authorization

Patent Authorization

I am Yang Hengfei (ID No.: 211022198007056571) and hereby authorizes the drive wheel (patent No.: ZL202030238659.7) to Shanghai Qige Power Technology Co., Ltd. for free use. The use period is the date of termination of the cooperation between the authorized person and the authorized person. The authorized person shall not be used for other profit activities in violation of the law. If the authorized person violates the above provisions, he shall bear the corresponding legal liabilities.

Authorized by: Yang Hengfei

Authorized person: Shanghai Qige Power Technology Co., LTD

Authorization date: October 21,2020